Rule 497(e)

File No. 333-146827

Innovator ETFs Trust

(the “Trust”)

Innovator Emerging Markets Power Buffer ETF™ – October

Innovator Growth-100 Power Buffer ETF™ – October

Innovator International Developed Power Buffer ETF™ – October

Innovator U.S. Small Cap Power Buffer ETF™ – October

(each, a “Fund” and together, the “Funds”)

Supplement To each Fund’s Prospectus
Dated February 27, 2024

September 23, 2024

As described in detail in each Fund’s prospectus, an investment in shares of a Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the Outcome Period of approximately one year. The current Outcome Period will end on September 30, 2024, and each Fund will commence a new Outcome Period that will begin on October 1, 2024 and end on September 30, 2025. Each Fund’s Cap will not be determined until the start of the new outcome period on October 1, 2024. A supplement to each Fund’s prospectus will be filed on September 30, 2024 that will include the actual Cap for the new Outcome Period, which may be higher or lower than the estimated Cap ranges set forth below. As of September 23, 2024, the expected range of each Fund’s Cap is set forth below.

Fund Name	Ticker	Estimated Cap Range
Innovator Emerging Markets Power Buffer ETF™ – October	EOCT	13.31% – 16.96% (12.42% – 16.07% after taking into account the Fund’s unitary management fee)
Innovator Growth-100 Power Buffer ETF™ – October	NOCT	13.64% – 15.64% (12.85% – 14.85% after taking into account the Fund’s unitary management fee)
Innovator International Developed Power Buffer ETF™ – October	IOCT	12.54% – 15.54% (11.69% – 14.69% after taking into account the Fund’s unitary management fee)
Innovator U.S. Small Cap Power Buffer ETF™ – October	KOCT	15.55% – 18.55% (14.76% – 17.76% after taking into account the Fund’s unitary management fee)

Please Keep This Supplement With Your Prospectus For Future Reference